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                                                               Exhibit 23.3




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company s previously filed Registration Statement File Nos. 2-81624, 33-3797, 33-50414, 33-50416, 33-50408, 33-68602, 33-55177
          and 33-55459.



                                             ARTHUR ANDERSEN LLP

          Orange County, California
          December 23, 1994